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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 18, 2002 included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-50289, No. 333-50205 and No. 333-58817.

ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 2002